UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_______________

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2015

Apollo Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	000-54179	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

800 E. Colorado Boulevard, Suite 888

Pasadena, CA 91101

(Address of principal executive offices)

626-683-9120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of September 2, 2015, Jiafu Wei resigned as Chief Executive Officer (“CEO”) and director (“Director”) of Apollo Acquisition Corporation (the “Company”).  Mr. Wei’s resignation as CEO and Director did not arise from any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  As a result of Mr. Wei’s resignation as CEO and Director, he has relinquished his role as a director and “Principal Executive Officer” for Securities and Exchange Commission (“SEC”) reporting purposes.

Also effective as of September 2, 2015, Jianguo Xu was appointed by unanimous written consent of the Company’s Board of Directors to serve as Director and CEO of the Company.  For SEC reporting purposes, Mr. Xu will be a director of the Company and its Principal Executive Officer.

Mr. Xu, 46, has been Vice President of Global Sourcing at Hybrid Kinetic Group since April 2010.  Prior to joining Hybrid Kinetic, from January 2007 until March 2010, Mr. Xu was Engineering Manager of Magna Closures Group, an operating division of Magna International, and, from March 2001 through December 2006, he was Magna’s Senior Design Engineer.  Magna International designs, develops and manufactures automotive systems, assemblies, modules and components, and engineers and assembles complete vehicles, primarily for sale to original equipment manufacturers of cars and light trucks in North America, Europe, Asia, South America and Africa. Mr. Xu holds a Bachelor Degree in Engineering from Huazhong University in China and a Master Degree of Science in Engineering from Shanghai Jiaotong University in China.

There are no arrangements or understandings between Mr. Xu and any other person pursuant to which he was appointed as an officer or director of the Company.  In addition, to our knowledge, there are no family relationships between Mr. Xu and any of the Company’s other officers or directors.  Further, to our knowledge, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Xu had, or will have, a direct or indirect material interest.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description

11.1

Resignation Letter of Jiafu Wei.

11.2

Acceptance Letter of Jianguo Xu.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2015	APOLLO ACQUISITION CORPORATION /s/ Jianguo Xu
Jianguo Xu Chief Executive Officer